388 Greenwich Street, 26th Floor

New York, NY 10013

STATEMENT OF COMPLIANCE

I, James Maitland, a Managing Director of Citibank, N.A. (the “Company”), hereby certify, with respect to the Pooling and Servicing Agreements and Trust & Servicing Agreements listed on the attached Schedule A (the “Agreements”), the following:

1. A review of the Company’s activities as Certificate Administrator during the reporting period beginning January 1, 2024 and ending December 31, 2024 (the “Reporting Period”), and of its performance under the Agreements has been made under my supervision.

2. To the best of my knowledge, based on such review, the Company has fulfilled all of its obligations under the Agreements in all material respects throughout the Reporting Period.

This statement is given by the undersigned as an authorized officer of the Company and not in the undersigned’s individual capacity.

Date: February 28, 2025

Citibank, N.A.

By: __________________________

Name: James Maitland

Title: Managing Director

388 Greenwich Street, 26th Floor

New York, NY 10013

Schedule A

Citigroup Commercial Mortgage Securities Inc.

1.
Pooling and Servicing Agreement, dated as of September 1, 2012, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC (as successor to Midland Loan Services, a Division of PNC Bank, National Association), as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2012-GC8.
2.
Pooling and Servicing Agreement, dated as of April 1, 2013, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-GCJ11.
3.
Pooling and Servicing Agreement, dated as of September 1, 2013, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-GC15.
4.
Pooling and Servicing Agreement, dated as of December 1, 2013, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-GC17.
5.
Pooling and Servicing Agreement, dated as of August 1, 2014, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2014-GC23.
6.
Pooling and Servicing Agreement, dated as of October 1, 2014, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2014-GC25.

388 Greenwich Street, 26th Floor

New York, NY 10013

7.
Pooling and Servicing Agreement, dated as of February 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC27.
8.
Pooling and Servicing Agreement, dated as of April 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for Citigroup Commercial Mortgage Trust 2015-GC29.
9.
Pooling and Servicing Agreement, dated as of July 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC31.
10.
Pooling and Servicing Agreement, dated as of September 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Situs Holdings, LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC33.
11.
Pooling and Servicing Agreement, dated as of December 1, 2015, by and among Citigroup Commercial Mortgage Securities, Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2015-GC35.
12.
Pooling and Servicing Agreement, dated as of April 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-GC37.
13.
Pooling and Servicing Agreement, dated as of August 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington

388 Greenwich Street, 26th Floor

New York, NY 10013

Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2019-GC41.
14.
Pooling and Servicing Agreement, dated as of November 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2019-GC43.
15.
Pooling and Servicing Agreement, dated as of February 1, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2020-GC46.
16.
Pooling and Servicing Agreement, dated as of May 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-C1.
17.
Pooling and Servicing Agreement, dated as of August 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-C2.
18.
Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-C3.
19.
Pooling and Servicing Agreement, dated as of October 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2017-C4.

388 Greenwich Street, 26th Floor

New York, NY 10013

20.
Pooling and Servicing Agreement, dated as of June 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2018-C5.
21.
Pooling and Servicing Agreement, dated as of December 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2018-C6.
22.
Pooling and Servicing Agreement, dated as of December 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2019-C7.
23.
Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, Deutsche Bank Trust Company Americas, as trustee, and Wells Fargo Bank, National Association, as custodian for the Citigroup Commercial Mortgage Trust 2015-P1.
24.
Pooling and Servicing Agreement, dated as of April 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2016-P3.
25.
Pooling and Servicing Agreement, dated as of July 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-P4.
26.
Pooling and Servicing Agreement, dated as of October 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations

388 Greenwich Street, 26th Floor

New York, NY 10013

reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-P5.
27.
Pooling and Servicing Agreement, dated as of December 1, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2016-P6.
28.
Pooling and Servicing Agreement, dated as of April 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2017-P7.
29.
Pooling and Servicing Agreement, dated as of September 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2017-P8.
30.
Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee for the Citigroup Commercial Mortgage Trust 2017-B1.
31.
Pooling and Servicing Agreement, dated as of March 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2018-B2.
32.
Pooling and Servicing Agreement, dated as of August 1, 2017, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the CD 2017-CD5 Mortgage Trust.
33.
Pooling and Servicing Agreement, dated as of April 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a

388 Greenwich Street, 26th Floor

New York, NY 10013

Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2018-B3 Commercial Mortgage Trust.
34.
Pooling and Servicing Agreement, dated as of October 1, 2018, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2018-B6 Mortgage Trust.
35.
Pooling and Servicing Agreement, dated as of February 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2019-B9 Mortgage Trust.
36.
Pooling and Servicing Agreement, dated as of August 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, Pacific Life Insurance Company and Trimont Real Estate Advisors, LLC, each as a special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2019-B12 Mortgage Trust.
37.
Pooling and Servicing Agreement, dated as of December 1, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2019-B15 Mortgage Trust.
38.
Pooling and Servicing Agreement, dated as of September 1, 2020 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2020-B19 Mortgage Trust.
39.
Pooling and Servicing Agreement, dated as of February 1, 2021 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, KeyBank National Association and Situs Holdings, LLC, each as a special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2021-B23 Mortgage Trust.

388 Greenwich Street, 26th Floor

New York, NY 10013

40.
Pooling and Servicing Agreement, dated as of June 1, 2021 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2021-B27 Mortgage Trust.
41.
Pooling and Servicing Agreement, dated as of December 1, 2021 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Benchmark 2021-B31 Mortgage Trust.
42.
Pooling and Servicing Agreement, dated as of September 1, 2024 by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC and Situs Holdings, LLC, each as a special servicer as described therein, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee for the Benchmark 2024-V10 Mortgage Trust.
43.
Trust and Servicing Agreement, dated as of May 6, 2013, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer and special servicer, Citibank, N.A., as certificate administrator, and U.S. Bank National Association, as trustee for the Citigroup Commercial Mortgage Trust 2013-375P.
44.
Trust and Servicing Agreement, dated as of February 6, 2016, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as servicer, Trimont Real Estate Advisors, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the 225 Liberty Street Trust 2016-225L.
45.
Trust and Servicing Agreement, dated as of December 8, 2019, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the MAD Commercial Mortgage Trust 2019-650M.
46.
Trust and Servicing Agreement, dated as of March 6, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as servicer and special servicer, Wilmington Trust, National Association, as trustee, and Citibank, N.A., as certificate administrator for the Citigroup Commercial Mortgage Trust 2020-555.
47.
Trust and Servicing Agreement, dated as of May 5, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Citibank, N.A., as certificate

388 Greenwich Street, 26th Floor

New York, NY 10013

administrator, and Wilmington Trust, National Association, as trustee for the BX Commercial Mortgage Trust 2020-VIVA.
48.
Trust and Servicing Agreement, dated as of November 6, 2020, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the Citigroup Commercial Mortgage Trust 2020-420K.
49.
Trust and Servicing Agreement, dated as of April 6, 2021, by and among Citigroup Commercial Mortgage Securities Inc., as depositor, KeyBank National Association, as servicer and special servicer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee for the NYC Commercial Mortgage Trust 2021-909.

CCRE Commercial Mortgage Securities, L.P.

1.
Pooling and Servicing Agreement, dated as of December 1, 2011, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as successor master servicer to Bank of America, National Association, LNR Partners, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, Citibank, N.A., as certificate administrator, and U.S. Bank National Association as successor trustee to Citibank, N.A. for the CFCRE Commercial Mortgage Trust 2011-C2.
2.
Pooling and Servicing Agreement, dated as of April 1, 2019, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, Trimont Real Estate Advisors, LLC and KeyBank National Association, each as a special servicer, Citibank, N.A., as trustee, certificate administrator, paying agent, and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer for the CF 2019-CF1 Mortgage Trust.
3.
Pooling and Servicing Agreement, dated as of October 1, 2019, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC and KeyBank National Association, each as a special servicer, Citibank, N.A., as trustee, certificate administrator, paying agent, and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer for the CF 2019-CF2 Mortgage Trust.
4.
Trust and Servicing Agreement, dated as of March 10, 2020, by and among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as servicer and special servicer, and Citibank, N.A., as certificate administrator, custodian and trustee for the CFK Trust 2020-MF2.

GS Mortgage Securities Corporation II

1.
Pooling and Servicing Agreement, dated as of October 1, 2011 by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as successor special servicer to Torchlight Loan Services,

388 Greenwich Street, 26th Floor

New York, NY 10013

LLC, Pentalpha Surveillance LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank National Trust Company, as trustee for the GS Mortgage Securities Trust 2011-GC5.

Morgan Stanley Capital I Inc.

1.
Pooling and Servicing Agreement, dated as of August 1, 2014, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer; Rialto Capital Advisors, LLC, as special servicer; Pentalpha Surveillance LLC, as trust advisor; Citibank, N.A. as trustee, certificate administrator, certificate registrar and authenticating agent, and Wells Fargo Bank, National Association as custodian for the Morgan Stanley Bank of America Merrill Lynch Trust 2014-C17.

BMO Commercial Mortgage Securities LLC

1.
Pooling and Servicing Agreement, dated as of March 1, 2024, by and among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association and National Cooperative Bank, N.A., each as a master servicer as described therein, Rialto Capital Advisors, LLC and National Cooperative Bank, N.A., each as a special servicer as described therein, BellOak, LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee for the BMO 2024-C8 Mortgage Trust.
2.
Pooling and Servicing Agreement, dated as of November 1, 2024, by and among BMO Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee for the BMO 2024-C10 Mortgage Trust.